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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): November 7, 2002
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                           AMERICAN EXPRESS COMPANY
            (Exact name of registrant as specified in its charter)

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          New York                      1-7657                 13-4922250
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(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation or                                   Identification No.)
        organization)



       200 Vesey Street, World Financial Center
                  New York, New York                       10285
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       (Address of principal executive offices)          (Zip Code)


      Registrant's telephone number, including area code: (212) 640-2000

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         (Former name or former address, if changed since last report)



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Item 9. Regulation FD Disclosure.

On November 7, 2002, Ken Chenault, Chairman and Chief Executive Officer of the Company, delivered a presentation at the Forrester Research Executive Strategy Forum. Information contained in such presentation is furnished herein on Exhibit 99.1.

                                 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN EXPRESS COMPANY (REGISTRANT)


                                       By:  /s/ STEPHEN P. NORMAN
                                            Stephen P. Norman
                                            Secretary



DATE: November 7, 2002

                                 EXHIBIT INDEX


Item No.    Description
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99.1        Information from presentation by Ken Chenault at the
            Forrester Research Executive Strategy Forum on November 7, 2002.